UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2010
DELTA PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-16203 (Commission File Number)	84-1060803 (I.R.S. Employer Identification Number)
370 17th Street
Suite 4300
Denver, Colorado 80202
Registrant’s telephone number, including area code: (303) 293-9133
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On December 29, 2010, Delta Petroleum Corporation, or Delta, entered into a Third Amended and Restated Credit Agreement (the “Credit Agreement”) with certain lenders named in the Credit Agreement and Macquarie Bank Limited, as administrative agent and as issuing lender for such lenders. The Credit Agreement provides for a new senior secured credit facility for up to $100 million, of which $50 million will be initially available to Delta. The initially available $50 million is comprised of a $30 million revolving line of credit (Tranche A) and a $20 million advancing term loan (Tranche B).
     The interest rate is Libor plus 7% or Prime plus 6% for Tranche A borrowings and Libor plus 9% or Prime plus 8% for Tranche B borrowings, and is subject to a 2% closing fee on the initial commitment amount. The maturity date of the Credit Agreement is January 31, 2012. The Credit Agreement replaces the Second Amended and Restated Credit Agreement, dated November 3, 2008, as amended, previously entered into among Delta, JPMorgan Chase Bank, N.A., as administrative agent, and certain financial institutions named therein.
     Delta is the borrower under the Credit Agreement and certain of its wholly-owned subsidiaries are guarantors of Delta’s obligations under the Credit Agreement. Borrowings under the Credit Agreement are secured by substantially all of the assets of Delta and the guarantors. Borrowings under the Credit Agreement are available to Delta to repay the JPMorgan credit facility, explore, develop, operate and acquire oil and gas properties, pay fees associated with the Credit Agreement, and provide for general corporate purposes, including working capital needs.
     The Credit Agreement requires Delta to meet certain financial tests, including a ratio of current assets to current liabilities, minimum quarterly net operating cash flow, and maximum quarterly general and administrative expenses. The Credit Agreement also contains additional covenants which, among other things, require Delta to deliver to the lenders specified financial information, including annual and quarterly financial information, and limit Delta’s ability to (or to permit any subsidiaries to), subject to various exceptions and limitations, (i) merge with other companies; (ii) create liens on its property; (iii) incur additional indebtedness; (iv) enter into transactions with affiliates, except on an arms-length basis; (v) enter into sale leaseback transactions; (vi) pay dividends or make certain other restricted payments; (vii) make certain investments; and (viii) sell its assets.
     A copy of the press release announcing entry into the Credit Agreement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this Item 1.01 by reference. The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.
     On December 29, 2010, Delta entered into amendments (the “Amendments”) to the employment agreements and change-in-control severance agreements with Carl E. Lakey, Delta’s Chief Executive Officer, Kevin K. Nanke, Delta’s Treasurer and Chief Financial Officer, and Stanley F. Freedman, Delta’s Executive Vice President, General Counsel and Secretary. These Amendments are intended to bring the change-in-control agreements and the employment agreements into compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and related guidance issued by the Internal Revenue Service. The Amendments revise the timing of payments to be made upon a separation from service and the timing and amount of payments to be made if a gross-up is due to the executive due to the effect of Code Sections 280G and 4999, amend the provisions related to the six-month waiting period required under Code Section 409 with respect to payments to certain specified key employees upon a separation from service, and make other technical revisions in conformance with Code Section 409A. In addition, certain provisions were amended to ensure that payments under the change-in-control and employment agreements would not be duplicated.
     The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments, which are filed as Exhibits 10.2 to 10.4 hereto and incorporated by reference herein.

Item 8.01	Other Events.
     On December 30, 2010, Delta issued a press release announcing its entry into the Credit Agreement. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
No.	Description
10.1
Third Amended and Restated Credit Agreement, dated December 29, 2010, among Delta Petroleum Corporation, the lenders party thereto, and Macquarie Bank Limited, as administrative agent and as issuing lender.

10.2	Amendment to Amended and Restated Employment Agreement and Change-in-Control Employee Severance Agreement, dated December 29, 2010, among Delta Petroleum Corporation and Carl Lakey.
10.3	Amendment to Employment Agreement and Change-in-Control Executive Severance Agreement, dated December 29, 2010, among Delta Petroleum Corporation and Kevin Nanke.

Exhibit
No.	Description
10.4	Amendment to Employment Agreement and Change-in-Control Executive Severance Agreement, dated December 29, 2010, among Delta Petroleum Corporation and Stanley Freedman.
99.1	Delta Petroleum Corporation Press Release, dated December 30, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: January 5, 2011

Delta Petroleum Corporation
By:	/s/ Stanley F. Freedman
Stanley F. Freedman
Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Third Amended and Restated Credit Agreement, dated December 29, 2010, among Delta Petroleum Corporation, the lenders party thereto, and Macquarie Bank Limited, as administrative agent and as issuing lender.

10.2	Amendment to Amended and Restated Employment Agreement and Change-in-Control Employee Severance Agreement, dated December 29, 2010, among Delta Petroleum Corporation and Carl Lakey.

10.3	Amendment to Employment Agreement and Change-in-Control Executive Severance Agreement, dated December 29, 2010, among Delta Petroleum Corporation and Kevin Nanke.

10.4	Amendment to Employment Agreement and Change-in-Control Executive Severance Agreement, dated December 29, 2010, among Delta Petroleum Corporation and Stanley Freedman.

99.1	Delta Petroleum Corporation Press Release, dated December 30, 2010.